UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

Acrivon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41551	82-5125532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Arsenal Way Suite 100
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-8979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACRV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 10, 2026, Acrivon Therapeutics, Inc. (the “Company”) hosted a webcast corporate R&D event with Eosinophilic esophagitis (EoE) Key Opinion Leaders to discuss Acrivon’s new immunology and inflammation (I&I) programs, acquired using its AI-driven AP3 platform. The webcast took place from approximately 4:00 p.m. to 5:00 p.m. ET.

The agenda featured a presentation by the Company’s leadership team introducing the ACR-525 and PKCθ inhibitor preclinical programs and initial development plans in EoE, followed by an overview of EoE epidemiology and unmet need by Dr. Arjan Bredenoord (principal investigator and professor, Gastroenterology and Hepatology, Amsterdam University Medical Center) , a review of EoE standard of care by Dr. Evan Dellon (professor, Department of Medicine, Division of Gastroenterology and Hepatology and Director, Center for Esophageal Diseases and Swallowing, School of Medicine, University of North Carolina at Chapel Hill), and an interactive Q&A session and discussion.

In connection with this event, the Company posted to the “Investors & Media” section of the Company’s website at ir.acrivon.com, the presentation used in the event (the “Presentation”).

A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Acrivon Therapeutics, Inc., Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acrivon Therapeutics, Inc.

Date:	November 10, 2026	By:	/s/ Peter Blume-Jensen, M.D., Ph.D.
Name: Peter Blume-Jensen, M.D., Ph.D. Title: Chief Executive Officer and President